                                                                    EXHIBIT 10.3

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE ISSUER TO SUCH EFFECT

                          COMMON STOCK PURCHASE WARRANT

                 To Purchase 1,625,000 Shares of Common Stock of

                             VENDINGDATA CORPORATION

Warrant No.: W-1
Number of Shares of Common Stock: 1,625,000
Date of Issuance: March 28, 2007 ("Issuance Date")

          THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, GLG NORTH AMERICAN OPPORTUNITY FUND (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from VendingData Corporation, a Nevada corporation (the "Company"), up to One Million, Six Hundred and Twenty Five Thousand (1,625,000) shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), subject to adjustment as set forth herein. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

          This Warrant is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated as of March 27, 2007, by and among the Company and the Purchasers identified therein (the "Purchase Agreement"). All such warrants are referred to herein, collectively, as the "Warrants."

     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

               (a) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

               (b) "Bloomberg" means Bloomberg Financial Markets.

               (c) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 3(b)(i) and 3(b)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the Warrants.

               (d) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

               (e) "Eligible Market" means The American Stock Exchange, The New York Stock Exchange, Inc., The NASDAQ Global Select Market, The NASDAQ Capital Market, or the American Stock Exchange.

               (f) "Excluded Securities" means (i) any Common Stock or Options issued or issuable in connection with any Approved Stock Plan; (ii) any Common Stock issuable upon the exercise of the Warrants; (iii) any Common Stock issuable upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the date hereof, provided that the terms of any such Options or Convertible Securities are not amended, modified or changed on or after the date hereof; or (iv) any Common Stock or Common Stock Equivalents issued (whether in exchange for Options or Convertible Securities or otherwise) in any Change of Control Transaction (as defined in the Purchase Agreement).

               (g) "Fundamental Transaction" means that the (A) Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer),
(iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (B) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange
Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company.

               (h) "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

               (i) "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

               (j) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

               (k) "Required Holders" means the holders of the Warrants representing at least a majority of shares of Common Stock underlying the Warrants then outstanding.

               (l) "Successor Entity" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of (i) a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and
     (ii) payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder, and reductions pursuant to Section 3, shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased or reduced, as the case may be. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased or reduced and the date of such purchases or reductions. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase or reduction of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $2.65, subject to adjustment herein (the "Exercise Price").

          c) Mechanics of Exercise.

               i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

               ii. Delivery of Certificates Upon Exercise. Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date").

               iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

               v. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

               vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

          d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if a Registration Statement (as defined in the Registration Rights Agreement, dated as of March 28, 2007, among the Company and purchaser identified on the signature pages) covering the Warrant Shares that are the subject of a Notice of Exercise (the "Unavailable Warrant Shares") is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

               Net Number = (A x B) - (A x C)
                            -----------------
                                    B

               For purposes of the foregoing formula:

          A = the total number of shares with respect to which this Warrant is then being exercised.

          B = the arithmetic average of the Weighted Average Prices of the shares of Common Stock (as reported by Bloomberg) for the five
              (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

          C = the Exercise Price then in effect for the applicable Warrant
              Shares at the time of such exercise.

          e) Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph and the Company's reports, registration statements and other filings with the Commission and other government agencies, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first
     (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of other Warrants.

          f) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant and no Purchaser shall be entitled to receive any shares of Common Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise of the Warrants or otherwise without breaching the Company's obligations under any applicable rules or regulations of any applicable Trading Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Trading Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of the Warrants representing at least a majority of shares of Common Stock underlying the Warrants then outstanding. Until such approval or written opinion is obtained, no Purchaser shall be issued in the aggregate, upon exercise of any Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the Warrants issued to such Purchaser pursuant to the Purchase Agreement on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying the Warrants issued to the Purchasers pursuant to the Purchase Agreement on the Issuance Date (with respect to each Purchaser, the "Exchange Cap Allocation"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Warrants shall exercise all of such holder's Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Warrants then held by each such holder. In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 2(f), the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the difference between the dollar volume-weighted average price for such security on the applicable Trading Market and the Exercise Price as of the date of the attempted exercise.

     Section 3. Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) Adjustment upon Issuance of shares of Common Stock. If and whenever on or after the date of the Purchase Agreement the Company issues or sells, or in accordance with this Section 3(b) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities for a consideration per share less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the "Applicable Price" and the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. This
     Section 3(b) shall terminate upon the consummation of any Change of Control Transaction. For purposes of determining the adjusted Exercise Price under this Section 3(b), the following shall be applicable:

               (i) Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(b)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of any such Options or upon conversion, exercise or exchange of any such Convertible Securities issuable upon exercise of such Options" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this
               Section 3(b)(ii), the "lowest price per share for which one share of

               Common Stock is issuable upon the conversion, exercise or exchange" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3(b), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

               (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

               (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities listed on an Eligible Market, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity or in consideration of securities not listed for trading on an Eligible Market, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

               (v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          d) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          e) Notice to Holders; Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     Section 4. Purchase Rights. In addition to any adjustments pursuant to
Section 3 above, if at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. This Section 4 shall terminate upon the consummation of any Change of Control Transaction.

     Section 5. Fundamental Transactions. If the Company enters into or is a party to a Fundamental Transaction (i) the Successor Entity shall assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 5, and upon request of a holder of this Warrant deliver to such holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially identical in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

     Section 6. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 6(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d) Transfer Restrictions. The Company may require, as a condition of allowing the transfer of this Warrant (i) the opinion of counsel to the Company that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and
     (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the
     Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     Section 7. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth herein.

          b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          e) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

          f) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

          g) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          i) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          k) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: March 28, 2007

                                       VENDINGDATA CORPORATION


                                       By: /s/ Mark R. Newburg
                                           ----------------------------------
                                           Mark R. Newburg,
                                           President and Chief Executive Officer

                               NOTICE OF EXERCISE

TO:  VENDINGDATA CORPORATION

          (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                     _______________________________________

The Warrant Shares shall be delivered by physical delivery of a certificate to:

                     _______________________________________

                     _______________________________________

                     _______________________________________

          (3) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

          (4) Representation. By its delivery of this Notice of Exercise, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 2(e) of this Warrant.

[SIGNATURE OF HOLDER]


Name of Investing Entity: ______________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Date: _______________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the Warrant.)

          FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________________________.

________________________________________________________________________________

                                                 Dated: ______________, ________


                                        Holder's Signature: ____________________

                                        Holder's Address: ______________________

                                                          ______________________

Signature Guaranteed: _______________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.